UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2011
WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Switzerland (State of Incorporation)	1-34258 (Commission File No.)	98-0606750 (I.R.S. Employer Identification No.)

4-6 Rue Jean-Francois Bartholoni, 1204 Geneva, Switzerland (Address of Principal Executive Offices)	Not Applicable (Zip Code)
Telephone number, area code: 41.22.816.1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On January 25, 2011, we issued a news release announcing results for the quarter ended December 31, 2010. A copy of the press release is attached as Exhibit 99.1.
On January 25, 2011, following the news release and the filing of this Current Report on Form 8-K, we will hold a conference call at 9:00 a.m. Eastern, 8:00 a.m. Central, regarding the quarterly results. This scheduled conference call was previously announced on December 16, 2010 and will be available via real-time webcast.
To access the call please contact the conference call operator at 866-393-8572, or 706-643-6499 for international calls, approximately 10 minutes prior to the scheduled start time, and ask for the Weatherford conference call. The passcode is “Weatherford”. A replay will be available until 5:00 p.m. Central, February 4, 2011. The number for the replay is 800-642-1687, or 706-645-9291 for international calls; passcode 32869359.
An enhanced webcast of the conference call and replay will be provided by Thomson Reuters and will be available through Weatherford’s web site at http://www.weatherford.com. To access the conference call and replay, click on the Investor Relations link and then click on the Enhanced Audio Webcast link.
Item 7.01. Regulation FD Disclosure
On January 25, 2011, we issued a news release announcing results for the quarter ended December 31, 2010. A copy of the press release is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated January 25, 2011, announcing results for the quarter ended December 31, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Dated: January 25, 2011	/s/ Andrew P. Becnel
Andrew P. Becnel
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBIT

Number	Exhibit

99.1	Press release dated January 25, 2011, announcing earnings for the quarter ended December 31, 2010
.